ABERDEEN FUNDS

Aberdeen Global Natural Resources Fund

Aberdeen Global Financial Services Fund

Aberdeen Global Equity Fund

(the “Funds”)

Supplement to Funds’ Statement of Additional Information (“SAI”)

dated February 28, 2011, as supplemented

A footnote is added to the first bullet point in the section entitled, “Investment Restrictions” on page 86 of the Funds’ SAI as indicated below:

Each of the Funds:

•                  May not (except the Global Equity Fund, Global Financial Services Fund, Global Natural Resources Fund, Asia Bond Institutional Fund and Optimal Allocation Funds(1)) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(1)  Global Equity Fund, Global Financial Services Fund, and Global Natural Resources Fund were previously non-diversified, but are now diversified funds and comply with this restriction.

THIS SUPPLEMENT IS DATED August 4, 2011.

Please keep this Supplement for future reference.